UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Hampton Roads Bankshares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

HAMPTON ROADS BANKSHARES, INC.

999 Waterside Dr., Suite 200

Norfolk, Virginia 23510

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held July 27, 2009

To Our Shareholders:

NOTICE IS HEREBY GIVEN that special meeting of the shareholders of Hampton Roads Bankshares, Inc. (the “Company”) will be held at the Westin Virginia Beach Town Center, 4535 Commerce Street, Virginia Beach, Virginia 23462, on July 27, 2009, at 9:00 am, for the following purposes:

1.	To consider a proposed amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to change the number of shares of Common Stock, par value $0.625 per share, that the Company is authorized to issue from 40,000,000 to 70,000,000 (the “Proposal”); and

2.	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on June 26, 2009, will be entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

The Board of Directors unanimously recommends that shareholders vote FOR approval of the Proposal.

By Order of the Board of Directors,

/s/ Tiffany K. Glenn
Tiffany K. Glenn
Secretary of the Board

July 2, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE PROMPTLY OR, YOU MAY VOTE YOUR SHARES ONLINE AT HTTPS://WWW.PROXYVOTENOW.COM/HMPR OR BY CALLING 1-866-855-9702. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY OR VOTED ONLINE OR BY TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 27, 2009:

The proxy statement and the Corporation’s 2008 annual report on Form 10-K are available at http://www.bankofhamptonroads.com/pages/ir_stockholder_info.html.

HAMPTON ROADS BANKSHARES, INC.

999 Waterside Dr., Suite 200

Norfolk, Virginia 23510

PROXY STATEMENT

This Proxy Statement is furnished to the shareholders of Hampton Roads Bankshares, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors on behalf of the Company for use at special meeting of Shareholders to be held on July 27, 2009 (the “Special Meeting”), at the time and place set forth in the accompanying Notice of a Special Meeting and at any adjournment thereof. This Proxy Statement and the enclosed Proxy are being mailed to the shareholders of the Company on or about July 2, 2009.

The Company and its subsidiaries

On June 1, 2008, pursuant to the terms of the Agreement and Plan of Merger, dated as of January 8, 2008, by and between the Company and Shore Financial Corporation, the Company acquired all of the outstanding shares of Shore Financial Corporation (“Shore”). Shore Bank and its subsidiary, Shore Investments Inc., formerly wholly-owned subsidiaries of Shore, became wholly-owned subsidiaries of the Company.

On December 31, 2008, pursuant to the terms of the Agreement and Plan of Merger, dated as of September 23, 2008, by and between the Company and Gateway Financial Holdings, Inc. (“Gateway”), the Company acquired all of the outstanding shares of Gateway. Gateway Bank & Trust Co. (“Gateway Bank”) and its subsidiaries, Gateway Insurance Services, Inc., Gateway Investment Services, Inc., Gateway Bank Mortgage, Inc. and Gateway Title Agency, Inc., formerly wholly-owned subsidiaries of Gateway, became wholly-owned subsidiaries of the Company.

Subsequently, on May 8, 2009, Gateway Bank merged with and into The Bank of Hampton Roads, a wholly-owned subsidiary of the Company (the “Bank”), with the Bank being the surviving entity. At that time, the subsidiaries of Gateway Bank became subsidiaries of the Bank.

INFORMATION ABOUT THE SPECIAL MEETING

When is the special meeting?

Monday, July, 27, 2009 at 9:00 a.m., Eastern Time.

Where will the special meeting be held?

Westin Virginia Beach Town Center, 4535 Commerce Street, Virginia Beach, Virginia 23462.

What items will be voted upon at the special meeting?

You will be voting upon the following matters:

•

Approval of an amendment (the “Amendment”) to our Amended and Restated Articles of Incorporation, as amended (the “Articles”), to change the number of shares of Common Stock, par value $0.625 per share (“Common Stock”), that we are authorized to issue from 40,000,000 to 70,000,000; and

•	Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Who can vote?

You are entitled to vote your Common Stock if our records show that you held your shares as of the close of business on June 26, 2009, the record date for the special meeting. On that date, we had 40,000,000 authorized shares of Common Stock, of which there were 21,796,522 shares outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of Common Stock held on June 26, 2009. The Common Stock is our only class of outstanding voting securities for purposes of the special meeting of shareholders.

How do I vote by proxy?

If you sign, date and return your signed proxy card before the special meeting, your shares will be voted as you direct. For approval of the Amendment, you may vote “for” or “against” or you may abstain from voting. If you return your signed proxy card but do not specify how you want to vote your shares, your shares will be voted “FOR” the approval of the Amendment.

The board of directors knows of no other business to be presented at the special meeting. If any matters other than those set forth above are properly brought before the special meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

•	Submitting another proxy with a more recent date than that of the proxy first given;

•

Sending written notice of revocation to: Tiffany K. Glenn, Executive Vice President, Investor Relations Officer and Corporate Secretary, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.; or

•	Attending the special meeting and voting in person, although attending the meeting will not by itself revoke your previously granted proxy.

If I plan to attend the special meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend or vote at the special meeting. Written ballots will be available at the special meeting for shareholders of record. If you return your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote.

How many votes are required?

Assuming a quorum is present at the special meeting, the Amendment and any other matters submitted to the shareholders will be approved if the votes cast (in person or by proxy by the shares of Common Stock entitled to vote at the meeting) favoring the action exceed the votes cast (in person or by proxy by the shares of Common Stock entitled to vote at the meeting) opposing the action.

What constitutes a “quorum” for the special meeting?

We require the presence, whether in person or through the prior submission of a proxy, of the holders of Common Stock representing a majority of the shares outstanding and entitled to vote on the record date. A quorum is necessary to conduct business at the special meeting. You are entitled to one vote for each outstanding share of Company common stock you held as of the close of business on the record date. Because there were 21,796,522 shares of Common Stock issued and outstanding as of June 26, 2009, at least 10,898,262 shares must be present or represented by proxy for a quorum to exist.

What is the effect of abstentions and can brokers vote shares held in “street name” without receipt of voting instructions?

Abstentions are included in determining the number of shares present or represented at the special meeting for purposes of determining whether a quorum exists. Abstentions will be disregarded in the vote to approve the amendment to our Articles.

Under the rules that govern brokers who are voting with respect to shares held in “street name,” brokers have discretionary authority to vote such shares on “routine” matters, such as a proposal to increase the number of authorized shares of common stock for general corporate purposes. Therefore, because the proposal to amend our Articles is a “routine” mater, if your shares are held in “street name” and you do not provide specific voting instructions to your broker, the broker may vote your shares with respect to such proposal.

Who pays for the solicitation of proxies?

This Proxy Statement is being furnished in connection with the solicitation of proxies by our board of directors. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile or email by our officers, directors or employees who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

We have engaged Georgeson, Inc. to aid in the solicitation of proxies of registered shareholders for the special meeting. The fees and expenses related to Georgeson’s engagement are estimated to be around $10,000.

When are shareholder proposals for next year’s annual meeting due?

The next Annual Meeting of Shareholders will be held by the Company on or about April 26, 2010. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company’s proxy statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than November 25, 2009. All such proposals and notifications should be sent to Douglas J. Glenn, a director and Executive Vice President, General Counsel and Chief Operating Officer at Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

The Company’s bylaws also prescribe the procedure that a shareholder must follow to nominate directors for election. Such nominations require written notice delivered to the Secretary of the Company at our principal executive office not later than (i) 45 days before the date on which we first mailed proxy materials for the prior year’s annual meeting of shareholders or, (ii) in the case of special meetings, at the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. The written notice must provide certain information and representations regarding both the nominee and the shareholder making the nomination and a written consent of the nominee to be named in a proxy statement as a nominee and to serve as a director if elected. Any shareholder may obtain a copy of the bylaws, without charge, upon written request to the Secretary of the Company. Based upon the mailing date of June 2, 2009 for the 2009 Proxy, the Company must receive proper notice of any such shareholder nomination no later than April 18, 2010

PROPOSAL 1: AMENDMENT OF THE COMPANY’S ARTICLES TO AUTHORIZE THE

ISSUANCE OF UP TO 70,000,000 SHARES OF COMMON STOCK

Introduction

Our board of directors authorized and approved the Amendment, which to increases the number of shares of Common Stock that we are authorized to issue from 40,000,000 to 70,000,000. The Amendment is subject to approval by our shareholders. Our board of directors has recommended that our shareholders approve the Amendment and, therefore, we are asking shareholders to approve the Amendment at the special meeting.

The complete text of the Amendment is attached hereto as Appendix A. If the Amendment is approved by the shareholders, the Amendment will become effective upon filing with the Virginia State Corporation Commission, which we expect to occur promptly after the special meeting or any adjournment thereof. The text of the Amendment may vary, however, for such changes that are consistent with this proposal that we may deem necessary or appropriate.

Purpose of the Amendment

Our board of directors believes that the number of shares of Common Stock presently available for future issuance under our Articles is insufficient and has determined it to be in our best interests and in the best interests of our shareholders to propose an increase to the number of authorized shares of Common Stock for general corporate purposes, potential capital raising transactions, stock splits, stock dividends and/or acquisitions. The board of directors from time to time evaluates such opportunities and considers different capital structuring alternatives designed to advance our business strategy. Our board believes that the additional shares of Common Stock will provide us with an enhanced flexibility to issue shares of Common Stock in the future without shareholder approval, except as may be required by law, regulation or stock exchange rules, to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtain shareholder approval for a particular issuance. Although we do not currently contemplate any particular transaction involving the issuance of Common Stock, we believe that Common Stock may be a component in the future raising of capital.

Description of the Common Stock

Currently, our Articles authorize the issuance of up to 40,000,000 shares of Common Stock. In accordance with Virginia law, the Company’s Articles and bylaws and the Nasdaq Global Select Market rules, we have fixed June 26, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the special meeting. Accordingly, you are only entitled to notice of, and to vote at, the special meeting if you were a record holder of Common Stock at the close of business on the record date. At that time, 21,796,522 shares of Common Stock were outstanding, held by 4,998 holders of record.

If this proposal is approved by our shareholders, we will be authorized to issue up to 70,000,000 shares of Common Stock. Although we may consider issuing shares of Common Stock in the future for purposes of potential capital raising transactions, stock splits, stock dividends and/or acquisitions, there are currently no binding agreements or commitments with respect to the issuance of Common Stock for any purpose.

The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently outstanding. There are no preemption rights related to the Common Stock.

Possible Effects on Holders of Common Stock

The board of directors considered the possible negative impact the increase in the number of shares of Common Stock could have on the existing shareholders. The board of directors believes that existing shareholders would experience some dilution of their ownership interests as additional shares of Common Stock are issued. The board concluded that any such negative impact would be outweighed by the positive effect on the shareholders resulting from our growth.

Possible Anti-Takeover Effects

The Amendment could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of us with another company that the board determines is not in our best interests or in the best interests of our shareholders. The ability of our board of directors to cause us to issue substantial amounts of Common Stock without the need for shareholder approval, except as may be required by law, regulation or stock exchange rules, upon such terms and conditions as our board of directors may determine from time to time in the exercise of its business judgment may, among other things, be used to create voting impediments with respect to changes in our control or to dilute the stock ownership of holders of Common Stock seeking to obtain control of us. The issuance of Common Stock, while providing desirable flexibility in connection with possible acquisitions, financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in our control. Our board, however, does not intend or view the increase in our authorized Common Stock as an anti-takeover measure.

Dissenters’ Rights

Pursuant to the Virginia Stock Corporation Act, shareholders are not entitled to dissenters’ rights with respect to the Amendment.

Required Vote

Assuming a quorum is present, the Amendment will be approved by the shareholders if the votes cast (in person or by proxy by the shares of Common Stock entitled to vote at the meeting) favoring approval of the Amendment exceed the votes cast (in person or by proxy by the shares of Common Stock entitled to vote at the meeting) opposing approval of the Amendment.

The board of directors recommends that shareholders vote

“FOR” approval of the Amendment.

Beneficial Ownership of Directors, Executive Officers and Principal Shareholders of the Company

The following table sets forth for (1) each director-nominee, each incumbent director, and the executive officers named in the Summary Compensation Table, (2) all directors and executive officers as a group, and (3) each beneficial owner of more than 5% of Company common stock: (i) the number of shares of Company common stock beneficially owned on April 10, 2009, and (ii) such person’s or group’s percentage ownership of outstanding shares of Company common stock on such date. The Company is not aware of any shareholder that beneficially owns 5% or more of the outstanding shares of Company common stock. All of the Company’s directors and executive officers receive mail at the Company’s principal executive office at Attn: Tiffany K. Glenn, Executive Vice President, Investor Relations Officer and Corporate Secretary, 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

This table is based upon information supplied by officers, directors, and principal shareholders and Schedule 13Ds/Gs filed with the SEC. Unless indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

	Number of Shares Beneficially Owned		Percent of Outstanding Shares (1)
Name
Directors:
William Brumsey, III	156,784.00	(2)	*
Patrick E. Corbin	10,393.45	(3)	*
Henry P. Custis	324,000.00	(4)	1.49%
Douglas J. Glenn	108,357.89	(5)	*
Robert Y. Green, Jr.	44,455.00	(6)	*
Herman A. Hall, III	195,284.70	(7)	*
Richard F. Hall, III	118,082.38	(8)	*
Scott C. Harvard	197,315.57	(9)	*
Robert R. Kinser	90,602.48	(10)	*
William A. Paulette	38,732.00	(11)	*
Bobby L. Ralph	48,365.38	(12)	*
Billy Roughton	122,192.00	(13)	*
Jordan E. Slone	134,993.87	(14)	*
Roland Carroll Smith, Sr.	153,099.48	(15)	*
Ollin B. Sykes	131,035.00	(16)	*
Emil A. Viola	506,221.78	(17)	2.32%
Frank T. Williams	305,377.00	(18)	1.40%
W. Lewis Witt	111,920.93	(19)	*
Jerry Womack	506,951.00	(20)	2.32%

Non-Director Executive Officers (not included above):
Julie R. Anderson	82,279.35	(21)	*
Lorelle L. Fritsch	22,934.51	(22)	*
Tiffany K. Glenn	See (5) above
Renee’ R. McKinney	89,721.02	(23)	*
Neal A. Petrovich	5,486.00	(24)	*
David R. Twiddy	98,868.00	(25)	*

All Directors and Executive Officers, as a group (25 persons)	4,110,384.15	(26)	18.25%

*	Represents less than 1% of outstanding shares.

(1)	Applicable percentages are based on 21,796,223.90 shares outstanding on April 10, 2009. Also includes shares of common stock subject to options as of April 10, 2009. Such shares are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such options, but are not deemed outstanding for purposes of computing the percentage of any other person shown in the table.
(2)	Includes 34,898 options to purchase shares, 8,501.00 shares owned jointly by William Brumsey, III and Walton H. Carter (business associate), 7,135.00 shares owned by Madeline F. Brumsey (wife), 206.00 shares held by Madeline F. Brumsey as custodian for John C. Ammons, Jr. (grandson), and 1,586.00 shares held in a deferred compensation plan for William Brumsey, III.
(3)	Includes 204.67 shares owned jointly by Patrick E. Corbin and Brenda C. Corbin (wife), and 188.77 shares owned by Brenda C. Corbin.
(4)	Includes 261,000.00 shares held in a revocable trust for Henry P. Custis and 63,000.00 shares held in a grantor retained annuity trust for Henry P. Custis.
(5)	Includes 32,000 options to purchase shares, 14,831 options to purchase shares by Tiffany K. Glenn (wife), 272.71 shares held in the Company’s 401(k) Profit Sharing Plan and Trust for Douglas J. Glenn, 4,633.92 shares held in the Company’s 401(k) Profit Sharing Plan and Trust for Tiffany K. Glenn, 16,012.92 shares of restricted stock held by the Company for Douglas J. Glenn, 1,764.00 shares of restricted stock held by the Company for Tiffany K. Glenn, 8,735.52 shares held in a Rabbi Trust for Douglas J. Glenn, 7,559.07 shares held in a Rabbi Trust for Tiffany K. Glenn, 12,217.23 shares owned jointly by Douglas J. Glenn and Tiffany K. Glenn, 444.59 shares held by Tiffany K. Glenn as custodian for Grayson Glenn (son) and 444.77 shares held by Tiffany K. Glenn as custodian for Bayler Glenn (daughter).
(6)	Includes 21,239 options to purchase shares, 1,187.00 shares owned jointly by Robert Y. Green, Jr. and Shelly S. Green (wife), and 1,586.00 shares held in a deferred compensation plan for Robert Y. Green, Jr.
(7)	Includes 40,759 options to purchase shares, 672.48 shares of restricted stock held by the Company for Herman A. Hall, III, 10,290.45 shares held in a Rabbi Trust for Herman A. Hall, III, and 61,344.88 shares held in an IRA for Herman A. Hall, III.
(8)	Includes 116,235.62 shares held in a revocable trust for Richard F. Hall, III.
(9)	Includes 87,123 options to purchase shares, 2,054.02 shares owned by Katharine M. Harvard (wife), 567.43 shares held by Scott C. Harvard as custodian for William Scott Harvard (son), 475.28 shares held by Scott C. Harvard as custodian for Katharine L. Harvard (daughter), and 34,780.84 shares held in a Rabbi Trust for Scott C. Harvard.
(10)	Includes 12,000 options to purchase shares, 260.90 shares owned jointly by Robert R. Kinser and Karen W. Kinser (wife), 379.85 shares owned by Karen W. Kinser, 9,923.26 shares owned jointly by Robert R. Kinser and Luke E. Kinser (son), 9,835.02 shares held by Robert R. Kinser as custodian for Sarah Kinser (daughter) and 388.26 shares held by Robert R. Kinser as custodian for James T. Kinser (brother).

(11)	Includes 7,836 options to purchase shares and 29,846.00 shares owned jointly by William A. Paulette and Carolyn E. Paulette (wife).
(12)	Includes 27,259 options to purchase shares, 5,505.55 shares held in a Rabbi Trust for Bobby L. Ralph, and 672.48 shares of restricted stock held by the Company for Bobby L. Ralph.
(13)	Includes 19,765 options to purchase shares, 96,291.00 shares owned jointly by Billy Roughton and Mildred H. Roughton (wife), 5,493.00 shares held in a SEP for Billy Roughton, and 643.00 shares held in a SEP for Mildred H. Roughton.
(14)	Includes 12,000 options to purchase shares, 1,720.00 shares held by the 2003 Irrevocable Slone Children’s Trust, 34,009.38 shares held by Garden Capital Acquisitions, LLC, a company operated by Jordan E. Slone, and 39,719.46 shares held by Slone Investments.
(15)	Includes 10,000 options to purchase shares, 532.18 shares owned jointly by Roland Carroll Smith, Sr. and Jacqueline M. Smith (wife), 517.30 shares owned by Jacqueline M. Smith, 5,468.34 shares held in a Rabbi Trust for Roland Carroll Smith, Sr., 81,513.33 shares held in a Revocable Trust for Roland Carroll Smith, Sr., 5,377.82 shares held by Roland Carroll Smith, Sr. as custodian for Harrison D. Smith (grandson), 10,638.08 shares held by Roland Carroll Smith, Sr. as custodian for Erinn M. Smith (granddaughter), and 36,993.37 shares owned by Hearndon Construction Corporation, Inc., a company owned by Roland Carroll Smith, Sr.
(16)	Includes 21,239 options to purchase shares, 212.00 shares held in an IRA for Ollin B. Sykes, 110.00 shares held in a SEP for Ollin B. Sykes, 5,199.00 shares held in a 401(k) plan for Ollin B. Sykes, 244.00 shares owned by Sykesco Investment Partnership, an investment entity partially owned by Ollin B. Sykes, and 87,281.00 shares held by Sykes & Company P. A. Profit Sharing Plan and Trust, Ollin B Sykes, trustee.
(17)	Includes 2000 options to purchase shares, 672.48 shares of restricted stock held by the Company for Emil A. Viola, 83,788.12 shares held in an IRA for Emil A. Viola, 10,184.21 shares held in a Rabbi Trust for Emil A. Viola, 25,026.80 shares held in the Viola Foundation and 58,082.51 shares held in the Michael C. Viola Children’s Trust.
(18)	Includes 34,898 options to purchase shares.
(19)	Includes 22,404 options to purchase shares, 672.48 shares of restricted stock held by the Company for W. Lewis Witt, 17,610.08 shares owned jointly by W. Lewis Witt and Judith W. Witt (wife), 1,926.98 shares held in an IRA for W. Lewis Witt, 6,941.36 shares held in an IRA for Judith W. Witt, 6,177.19 shares owned by Inner-View, Ltd., a company owned by W. Lewis Witt and 46,160.64 shares held by Inner-View, Ltd. in a profit sharing plan for W. Lewis Witt.
(20)	Includes 34,898 options to purchase shares, 251,255.00 shares owned jointly by Jerry Womack and Alice Womack (wife), 65,582.00 shares owned by Alice Womack, 3,165.00 shares held in an IRA for Jerry Womack, and 1,586.00 shares held in a deferred compensation plan for Jerry Womack.
(21)	Includes 31,516 options to purchase shares, 9,709.11 shares of restricted stock held by the Company for Julie R. Anderson, 10,723.69 shares held in the Company’s 401(k) Profit Sharing Plan and Trust, 1,300.00 shares held in an IRA for Julie R. Anderson, 10,586.76 shares held in a Rabbi Trust for Julie R. Anderson and 18,443.80 shares owned jointly by Julie R. Anderson and Douglas A. Anderson (husband).

(22)	Includes 11,827 options to purchase shares, 1,695.20 shares owned jointly with David E. Fritsch (husband), 4,799.55 shares held in the Company’s 401(k) Profit Sharing Plan and Trust, 1,965.77 shares held in a Rabbi Trust for Lorelle L. Fritsch, and 2,647.00 shares of restricted stock held by the Company for Lorelle L. Fritsch.
(23)	Includes 34,025 options to purchase shares, 8,367.26 shares of restricted stock held by the Company for Renee’ R. McKinney, 19,036.29 shares held in the Company’s 401(k) Profit Sharing Plan and Trust, 530.29 shares held by Renee’ R. McKinney as custodian for Jamie N. McKinney (daughter), 192.31 shares held in and IRA for Jamie N. McKinney, and 6,874.79 shares held in a Rabbi Trust for Renee’ R. McKinney.
(24)	Includes 5,000.00 shares of restricted stock held by the Company for Neal A. Petrovich.
(25)	Includes 47,510 options to purchase stock and 13,356 shares held in a 401(k) plan for David R. Twiddy.
(26)	Includes 762,205 options to purchase shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section l6(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in beneficial ownership with the SEC. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with in 2008, except for the following. Form 3s were not timely filed by Scott C. Harvard, Henry P. Custis, Jr., Richard F. Hall, III, D. Ben Berry, William Brumsey, III, Robert Y. Green, Jr., Billy G. Roughton, Frank T. Williams, Ollin B. Sykes, Jerry T. Womak and David R. Twiddy. In addition, Form 4s were not timely filed by Robert R. Kinser and Jordon E. Sloan.

GENERAL

Upon written request, we will provide shareholders with a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC, without charge. Please direct written requests for a copy of the Form 10-K to: Lorelle L. Fritsch., Senior Vice President and Chief Accounting Officer, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

BY ORDER OF THE BOARD OF DIRECTORS OF THE COMPANY

/s/ Tiffany K. Glenn
Tiffany K. Glenn, Secretary

Norfolk, Virginia
July 2, 2009

APPENDIX A

ARTICLES OF AMENDMENT

TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED,

OF HAMPTON ROADS BANKSHARES, INC.

Pursuant to §13.1-710 of the Code of Virginia of 1950, as amended, the following is provided:

1.	The name of the Corporation is: Hampton Roads Bankshares, Inc.

2.	Article III(a) shall deleted in its entirety from the Articles of Incorporation and a new Article III(a) shall be substituted in its place as follows:

(a) The Corporation shall have the authority to issue 70,000,000 shares of Common Stock, par value $0.625 per share (the “Common Stock”), and 1,000,000 shares of Preferred Stock, no par value.

3.	Pursuant to Section 13.1-710 of the Code of Virginia of 1950, as amended, the Board of Directors of the Corporation submitted this amendment to the shareholders at a Special Meeting of the Shareholders on July 27, 2009.

4.	Pursuant to Section 13.1-655 of the Code of Virginia of 1950, as amended, the Shareholders of the Corporation adopted this amendment at a Special Meeting of the Shareholders. Holders of shares of common stock were eligible to vote on the adoption of the amendment. At the close of business on June 26, 2009, the date fixed by the Board of Directors as the record date for the meeting of the shareholders, 21,796,522 shares of common stock were outstanding. Of those shares, were voted for the amendment, were voted against the amendment and abstained. The number of shares of common stock voted for the amendment was sufficient to approve the amendment.

Dated the      day of         , 2009.

Hampton Roads Bankshares, Inc.

By:

Vote By Telephone:	Vote By Internet:	Vote By Mail:
Call toll free using a touch-tone telephone: 1-866-855-9702	Access the website and cast your vote: HTTPS://WWW.PROXYVOTENOW.COM/HMPR	Return your proxy in the postage-paid envelope provided

Vote By Telephone:	Vote By Internet:	Vote By Mail:
Have your proxy card available when you call toll free 1-866-855-9702 using a touch-tone phone and follow the simple instructions to record your vote.	Have your proxy card available when you access HTTPS://WWW.PROXYVOTENOW.COM/HMPR and follow the simple instructions to record your vote.	Please mark, sign and date your proxy card and return it in the postage-paid envelope provided as soon as possible.

Vote 24 hours a day, 7 days a week until 3:00 am Eastern Time on July 27, 2009.

If you vote by telephone or over the Internet, please do not mail your proxy card

If you mail your Proxy Card, it must be signed and dated.

Hampton Roads Bankshares, Inc.

999 Waterside Dr., Suite 200

Norfolk, Virginia 23510

APPOINTMENT OF PROXY SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF HAMPTON ROADS BANKSHARES, INC.

FOR THE SPECIAL MEETING TO BE HELD JULY 27, 2009

APPOINTMENT OF PROXY: The undersigned shareholder of Hampton Roads Bankshares, Inc., a Virginia Corporation (the “Company”), hereby appoints Douglas J. Glenn and Emil A. Viola, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Special Meeting of Shareholders of the Company to be held on July 27, 2009, at 9:00 a.m., at the Westin Virginia Beach Town Center, 4535 Commerce Street, Virginia Beach, Virginia 23462, or at any adjournments thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, upon the proposals set forth below and described in the Proxy Statement and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

— Please complete and sign on the other side —

— Continued from the reverse side —

Your vote is important. Unless you are voting via the Internet or by telephone, please complete, date and sign this appointment of proxy and return it promptly in the enclosed envelope, even if you plan to attend the meeting, so that your shares may be represented at the special meeting.

HAMPTON ROADS BANKSHARES, INC.

REVOCABLE PROXY

This appointment of proxy will be voted as directed, or, if no directions are indicated, will be voted for all items and in the discretion of the proxies with respect to any other matter. The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

Board recommendation. The Board of Directors recommends a vote FOR Proposal 1.

1. Proposal to amend the Company’s Amended and Restated Articles of Incorporation, as amended, to authorize the issuance of up to 70,000,000 shares of Common Stock.

☐ For            ☐ Against            ☐ Abstain

2. In their discretion, the Proxies are authorized to vote on such other business as may properly be presented at the meeting.

Signature of shareholder

Signature of shareholder

Date: , 2009

Please sign above exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. If a corporation submits this appointment of proxy, it should be executed in the full corporate name by a duly authorized officer. If a partnership submits this appointment of proxy, please have it signed in the partnership name by an authorized person.